UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 11, 2002

MTS, INCORPORATED
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation or organization)	333-54035 (Commission File Number)	94-1500342 (I.R.S. Employer Identification No.)

2500 DEL MONTE STREET WEST SACRAMENTO, CALIFORNIA (Address of principal executive offices)	95691 (Zip Code)

Registrant’s telephone number, including area code: (916) 373-2502

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

On April 11, 2002, MTS, Incorporated (the “Company”) entered into a Stock Purchase Agreement with Valtona Holding B.V., a corporation wholly owned by Nikko Principal Investments Japan Ltd. (the “Purchaser”), pursuant to which the Purchaser will acquire the Company’s Japanese operations for an aggregate purchase price of 16 billion Japanese Yen (approximately $120 million at current exchange rates). The target closing date for the transaction is May 21, 2002. At closing, the Purchaser will purchase from the Company all of the outstanding stock of the Company’s wholly owned Japanese subsidiary, Tower Record Kabushiki Kaisha (“TRKK”), and the Japanese trademarks, service marks and trade names associated with Tower Records’ Japanese operations. Consummation of the transaction is subject to certain conditions, including the Purchaser’s completion of financing for the acquisition and the Company’s successful refinancing of its existing credit facility.

On April 11, 2001, the Company completed the Second Amendment dated as of April 1, 2002, to the Amended and Restated Credit Agreement dated as of April 27, 2001, and amended as of October 5, 2001, among the Company, TRKK, the lenders party thereto and JPMorgan Chase Bank as administrative agent (the “Second Amendment”). Pursuant to the Second Amendment, the maturity of the Company’s credit facility is extended 60 days to June 23, 2002. The Second Amendment also calls for the extension of certain financial covenants to the end of the revised maturity period.

The Purchase Agreement and the Second Amendment are attached hereto as EXHIBITS 10.7 and 10.8, respectively, and are incorporated herein by reference.

A copy of the press release announcing, among other things, the execution of the Purchase Agreement and the Second Amendment is attached as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	EXHIBITS

Exhibit No.	Description

10.7	Stock Purchase Agreement, dated as of April 11, 2002, by and between the registrant and Valtona Holding B.V.
10.8	Second Amendment, dated as of April 1, 2002, to the Amended and Restated Credit Agreement, dated as of April 27, 2001, and amended as of October 5, 2001 by and among the registrant, TRKK, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent.
99.1	Press Release dated April 11, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS, Incorporated

April 12, 2002	By:	/s/ DeVaughn D. Searson

DeVaughn D. Searson Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

10.7	Stock Purchase Agreement, dated as of April 1, 2002, by and between the registrant and Valtona Holding B.V.
10.8	Second Amendment, dated as of April 1, 2002, to the Amended and Restated Credit Agreement, dated as of April 27, 2001, and amended as of October 5, 2001 by and among the registrant, TRKK, the Lenders party thereto and JPMorgan Chase Bank as Administrative Agent.
99.1	Press Release dated April 11, 2002.